General Municipal
Bond Fund, Inc.

ANNUAL REPORT

February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              General Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General Municipal Bond Fund, Inc., covering the 12-month period from March 1, 1999 through February 29, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William M. Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates four times during the reporting period, for a total increase of 1.00 percentage point. Higher interest rates led to some erosion of municipal bond prices, especially during the second half of the reporting period.

Municipal bonds were also adversely affected by supply-and-demand considerations. These technical influences have recently caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in General Municipal Bond Fund, Inc.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000



2

DISCUSSION OF FUND PERFORMANCE

William M. Petty, Portfolio Manager

How did Dreyfus General Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended February 29, 2000, the fund produced a -4.81% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average produced a -4.58% total return for the same period.(2) We attribute the fund's negative returns to a rising interest-rate environment, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. Secondarily, we also seek to provide a competitive total return.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that cannot be redeemed by their issuers within the next 10 years and that are selling at a discount to their face values.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

as  long   as  practical.  At  other times, we try to maintain a neutral average duration that is consistent with other municipal bond funds.

What other factors influenced the fund's performance?

The fund's performance was hurt by a difficult investment environment, which included rising interest rates and a fall-off in demand from institutional investors.

When the reporting period began, evidence had emerged that the U.S. economy was growing more rapidly than most analysts had anticipated. As a result, investors became concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates four times between June 1999 and February 2000, causing most bond prices to fall.

Municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market, which reduced overall demand and drove municipal bond prices down significantly.

However, beginning in February 2000, we began to see signs that the bulk of the market's decline may be behind us. Municipal bond investors were evidently encouraged by comments from Federal Reserve Board Chairman Alan Greenspan, which were interpreted as implying that the nation's central bank may need only a few additional interest-rate increases to reduce inflationary pressures. Because several further rate hikes were already incorporated into municipal bond prices, the market rallied on this news. Yet, municipal bonds currently continue to offer tax-exempt yields that compare very favorably with the taxable yields on comparable term U.S. Treasury securities, after adjusting for taxes. Of course, there can be no guarantee that municipals will continue to offer competitive relative after-tax yields in the future.

What is the fund's current strategy?

One  important  part  of  our  strategy  has  been  to reduce the fund's average
duration.   However,   this   proved   difficult   to  accomplish  in  a  rising

4

interest-rate environment. That's because portfolio durations naturally extend as interest rates rise, creating a "headwind" that worked against us. As a result, while we achieved a reduction in the fund's duration, we did not reduce it as quickly as we would have liked. More recently, we have continued to attempt to maintain the fund's average duration at or below that of our benchmark.

Another important part of our strategy is security selection. During the second half of the reporting period, we sold deep-discount bonds because they tend to perform poorly when interest rates rise. We replaced those holdings with bonds that sell at a modest premium to face value, and therefore provide a degree of protection against a declining market. We focused primarily on the more stable market sectors, such as housing bonds. In addition, we upgraded the portfolio by replacing some 30-year bonds with 20- to 25-year bonds without sacrificing yield or credit quality.

March 23, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                      The Fund 5

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in General Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 2/29/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (4.81)%             4.28%             6.36%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL MUNICIPAL BOND FUND, INC. ON 2/28/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES, WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


6

STATEMENT OF INVESTMENTS

February 29, 2000

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.1%                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--3.1%

Alabama Industrial Development Authority, SWDR
   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                    12,000,000               11,219,760

Courtland Industrial Development Authority, SWDR
  (Champion International Corp. Project)

   6.375%, 3/1/2029                                                                           2,650,000                2,504,965

CALIFORNIA--4.1%

State of California 4.50%, 10/1/2018                                                          5,260,000                4,339,237

California Pollution Control Financing Authority, PCR
   (San Diego Gas and Electric Co.) 8.536%, 6/1/2014                                          6,355,000  (a,b)         7,051,381

San Joaquin Hills Transportation Corridor, Toll Road Revenue:

   Zero Coupon, 1/15/2026 (Insured; MBIA)                                                     6,000,000                1,237,320
   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    24,000,000                3,637,200
   Zero Coupon, 1/15/2032 (Insured; MBIA)                                                    13,690,000                1,948,771

COLORADO--7.4%

Colorado Housing Finance Authority, Single Family

   Program 7.55%, 8/1/2023                                                                    1,270,000                1,305,217

Denver City and County, Airport System Revenue:

   7.25%, 11/15/2012                                                                          4,065,000                4,288,006
   7.25%, 11/15/2012 (Prerefunded 11/15/2002)                                                 1,035,000  (c)           1,116,786
   7.75%, 11/15/2021                                                                          5,365,000                5,655,354
   7.75%, 11/15/2021 (Prerefunded 11/15/2001)                                                 1,395,000  (c)           1,493,013
   7.25%, 11/15/2023                                                                          3,985,000                4,148,385
   7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                                 1,200,000  (c)           1,294,824
   8.00%, 11/15/2025                                                                          3,890,000                4,050,579
   8.00%, 11/15/2025 (Prerefunded 11/15/2001)                                                 1,360,000  (c)           1,435,684

E-470 Public Highway Authority, Revenue

   Zero Coupon, 9/1/2022 (Insured; MBIA)                                                     11,000,000                2,735,370

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                                            5,000,000                5,143,050

FLORIDA--6.6%

Florida Board of Education:

   4.50%, 6/1/2018                                                                            2,795,000                2,299,726
   4.50%, 6/1/2019                                                                            3,960,000                3,233,974

Jacksonville Electric Authority, Water and Sewer System

   Revenue 5.375%, 10/1/2029                                                                  3,850,000                3,462,266

Palm Beach County, Solid Waste IDR (Osceola Power Ltd.

   Partnership) 6.95%, 1/1/2022                                                               3,000,000  (d)           1,620,000

Polk County Industrial Development Authority,

   IDR 7.525%, 1/1/2015                                                                      13,840,000               14,221,430

City of Tampa, Solid Waste System Revenue

   5.25%, 10/1/2016                                                                           4,265,000                3,950,584

                                                                                                     The Fund 7


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--6.3%

City of Chicago 5.375%, 1/1/2034 (Insured; FGIC)                                             11,750,000               10,406,035

City of Chicago Board of Education, School Reform

   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                    20,000,000                3,668,600

Illinois Health Facilities Authority, Health Hospital and Nursing

  Home Revenue (Residential Centers Inc.)

   (Residential Centers Inc.) 8.50%, 8/15/2016                                                5,475,000                5,738,512

Village of Romeoville 8.375%, 1/1/2010                                                        7,495,000                7,951,895

INDIANA--1.0%

Indiana State Development Finance Authority, Revenue
   (Inland Steel Facilities) 5.75%, 10/1/2011                                                 5,000,000                4,307,350

KENTUCKY--6.5%

Kenton County Airport Board, Airport Revenue
  (Special Facilities--Delta Airlines Project):

      7.50%, 2/1/2012                                                                        11,550,000               11,879,175
      7.125%, 2/1/2021                                                                        4,630,000                4,682,597

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                5,605,655

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                                            6,000,000                6,231,780

LOUISIANA--2.5%

Louisiana Public Facilities Authority, HR (Louisiana Association

  of Independent Colleges and Universities Facilities

   Loan Program) 7%, 12/1/2017 (Prerefunded 12/1/2002)                                        6,195,000  (c)           6,639,801

Parish of Saint James, SWDR (Freeport-McMoRan Partnership

   Project) 7.70%, 10/1/2022                                                                  4,140,000                4,294,091

MARYLAND--1.4%

Maryland Community Development Administration Department

   of Community Development 9.395% 4/1/2026                                                   4,845,000  (a,b)         5,014,284

Montgomery County Housing Opportunities Commission,

   MFMR 7.375%, 7/1/2032                                                                      1,225,000                1,239,026

MASSACHUSETTS--2.5%

Massachusetts Development Finance Agency, College and

   University Revenue (Boston University) 6%, 5/15/2059                                       2,500,000                2,340,050

Massachusetts Port Authority, Special Project Revenue

   (Harborside Hyatt Project) 10%, 3/1/2026                                                   3,000,000                3,152,760

Massachusetts Water Resource Authority, Water Revenue

   4%, 12/1/2018 (Insured; MBIA)                                                              7,000,000                5,277,160


                                                                                             Principal

8

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--8.9%

Dickinson County Healthcare System, HR 5.80%, 11/1/2024                                       5,000,000                3,956,900

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded; 10/1/2005)                                               2,000,000  (c)           2,321,080
      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               4,910,000  (c)           5,703,898
      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                8,000,000  (c)           8,937,440

Michigan Strategic Fund, SWDR (Genesee Power Station

   Project) 7.50%, 1/1/2021                                                                   7,000,000                7,196,070

Romulus Economic Development Corp., Economic Development

  Revenue (HIR Limited Partnership Project)

   7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                                  5,000,000                5,489,400

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines Inc.) 6.75%, 12/1/2015                                                 5,605,000                5,563,467

MINNESOTA--2.4%

Minneapolis and Saint Paul Metropolitan Airports Commission,

   Airport Revenue 5%, 1/1/2030 (Insured; AMBAC)                                              5,000,000                4,239,000

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.50%, 11/15/2027 (Insured; ACA)                                                           7,000,000                6,146,560

MISSOURI--.3%

Missouri State Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                                                   1,500,000                1,500,210

NEW HAMPSHIRE--.7%

New Hampshire Housing Finance Authority,

  Single Family Residential Mortgage:

      7.75%, 7/1/2023                                                                           695,000                  717,824
      7.70%, 7/1/2029                                                                         2,175,000                2,220,218

NEW YORK--5.7%

New York City Transitional Finance Authority, Revenue

   4.75%, 5/1/2023                                                                            3,000,000                2,463,840

New York State Dormitory Authority, Revenue:

  (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured; MBIA)                                                         4,000,000                3,537,160

   (State University Educational Facilities) 7.50%, 5/15/2013                                 2,500,000                2,927,450

New York State Local Government Assistance Corp., Sales

   Tax Revenue 5.25%, 4/1/2016 (Insured; AMBAC)                                               6,410,000                6,111,743

Triborough Bridge and Tunnel Authority, Highway Toll Revenues

   5.50%, 1/1/2017 (Insured; MBIA)                                                           10,000,000                9,856,800

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--7.5%

Charlotte, Special Facilities, Airport and Marina

  Revenue (Charlotte--Douglas International Airport)

   5.60%, 7/1/2027                                                                           10,480,000                8,350,988

State of North Carolina, Public School Building 4.60%, 4/1/2016                               4,600,000                3,981,760

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.)

   6.625%, 8/15/2030 (Insured; ACA)                                                           2,565,000  (e)           2,569,207

North Carolina Eastern Municipal Power Agency, Power

  System Revenue:

      6%, 1/1/2014                                                                            3,000,000                2,906,640
      5.375%, 1/1/2024                                                                        9,200,000                8,265,832
      5.75%, 1/1/2024                                                                         2,000,000                1,772,980
      6.75%, 1/1/2026                                                                         5,000,000                5,049,100

NORTH DAKOTA--1.2%

North Dakota Housing Finance Agency, SFMR:

   7.30%, 7/1/2024                                                                            2,525,000                2,580,222
   7.75%, 7/1/2024 (Insured; MBIA)                                                            2,505,000                2,578,547

OHIO--5.0%

Cuyahoga County, HR (Metrohealth Systems Project)

   6.15%, 2/15/2029                                                                           6,825,000                6,206,655

State of Ohio, SWDR (USG Corp. Project) 5.60%, 8/1/2032                                       4,000,000                3,392,880

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                                                         5,000,000                5,028,400

Ohio Water Development Authority, Pollution Control Facilities

   Revenue (Cleveland Electric) 6.10%, 8/1/2020                                               8,400,000                7,488,516

OKLAHOMA--1.8%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                                               6,025,000                6,324,804

Oklahoma Industries Authority, Health System Revenue

  (Integris Health Obligated Group)

   5.75%, 8/15/2029                                                                           1,750,000                1,658,632

PENNSYLVANIA--.9%

Lehigh County General Purpose Authority, Revenue (Wiley

   House) 9.50%, 11/1/2016 (Prerefunded 11/1/2001)                                            3,500,000  (c)           3,838,730

RHODE ISLAND--2.4%

Rhode Island Housing and Mortgage Finance Corp.:

   (Homeownership E-1) 7.55%, 10/1/2022                                                       4,305,000                4,436,561

   (Homeownership Opportunity) 5.85%, 10/1/2025                                               6,495,000                6,088,023


10
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--8.0%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project)

   7%, 12/1/2011 (Guaranteed; AMR Corp.)                                                     10,000,000               10,531,400

Dallas--Fort Worth International Airport Facility Improvement

  Corp., Revenue (Delta Airlines Inc.)

   7.125%, 11/1/2026                                                                          5,000,000                5,027,750

Gulf Coast Waste Disposal Authority, SWDR
  (Champion International Corp. Project):

      7.25%, 4/1/2017                                                                         2,810,000                2,908,968
      7.25%, 4/1/2017 (Prerefunded 4/1/2002)                                                  1,925,000  (c)           2,049,451

Houston:

  Airport System Revenue, Special Facilities
      (Continental Airlines Project) 5.70%, 7/15/2029                                         5,000,000                4,047,150

   Water and Sewer System Revenue

      5.25%, 12/1/2025 (Insured; FGIC)                                                        8,630,000                7,626,504

Tomball Hospital Authority, Health Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           3,750,000                3,194,100

UTAH--.9%

Carbon County, SWDR (Sunnyside Cogeneration Project):

   7.10%, 8/15/2023                                                                           4,055,000                3,923,375

   Zero Coupon, 8/15/2024                                                                     1,235,000                  199,885

WASHINGTON--4.8%

Chelan County Public Utility District Number 001, Consolidated

   Revenue (Chelan Hydroelectric) 7.50%, 7/1/2011                                             5,655,000                6,486,737

Washington Housing Finance Commission, Nonprofit Housing

  Revenue (Seattle University Auxiliary Services Project)

   5.30%, 7/1/2031 (LOC; Bank of America)                                                     3,070,000                2,593,628

Washington Public Power Supply System, Revenue (Nuclear

   Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                                        10,425,000               11,872,094

WYOMING--1.2%

Wyoming Community Development Authority, Housing Revenue

   6.25%, 6/1/2027                                                                            2,620,000                2,616,280

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                                            2,500,000                2,500,700

U.S. RELATED--1.0%

Puerto Rico Electric Power Authority, Power Revenue

   4.50%, 7/1/2018 (Insured; MBIA)                                                            5,000,000                4,179,700

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $420,031,082)                                                                                               412,986,912

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.4%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IDAHO--.4%

Idaho Health Facilities Authority, Revenue, VRDN

  (Saint Luke's Medical Center Project)

   3.85% (LOC; Bayerische Landesbank)                                                         1,920,000  (f)           1,920,000

IOWA--1.1%

Iowa Finance Authority, SWDR, VRDN

  (Cedar River Paper Co. Project)

   3.95% (LOC; Union Bank of Switzerland)                                                     5,000,000  (f)           5,000,000

LOUISIANA--.4%

Calcasieu Parish Inc. Industrial Development Board,

  Environmental Revenue, VRDN (Citgo Petroleum Corp.)

   3.95% (LOC; Banque Nationale Paris)                                                        1,700,000  (f)           1,700,000

UTAH--.5%

Emery County, PCR, VRDN (Pacificorp Project)

   3.80% (SBPA; Bank of Nova Scotia Trust Co.)                                                2,000,000  (f)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $10,620,000)                                                                                                 10,620,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $430,651,082)                                                                            96.5%              423,606,912

CASH AND RECEIVABLES (NET)                                                                         3.5%               15,220,169

NET ASSETS                                                                                       100.0%              438,827,081

12

Summary of Abbreviations

ACA                 American Capital Access                             MFHR                 Multi-Family
AMBAC               American Municipal Bond                                                      Housing Revenue
                        Assurance Corporation                           MFMR                 Multi-Family
FHA                 Federal Housing Administration                                               Mortgage Revenue
FGIC                Financial Guaranty                                  PCR                  Pollution Control Revenue
                        Insurance Company                               SBPA                 Standby Bond
FNMA                Federal National                                                             Purchase Agreement
                        Mortgage Association                            SFMR                 Single Family
GNMA                Government National                                                          Mortgage Revenue
                        Mortgage Association                            SWDR                 Solid Waste
HR                  Hospital Revenue                                                             Disposal Revenue
IDR                 Industrial Development Revenue                      VRDN                 Variable Rate
LOC                 Letter of Credit                                                             Demand Notes
MBIA                Municipal Bond Investors
                        Assurance Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              34.3
AA                               Aa                              AA                                               14.5
A                                A                               A                                                 9.1
BBB                              Baa                             BBB                                              25.2
BB                               Ba                              BB                                                2.7
B                                B                               B                                                 1.0
F1                               Mig1                            SP1                                               2.5
Not Rated (g)                    Not Rated (g)                   Not Rated (g)                                    10.7

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 29,
     2000, THESE SECURITIES AMOUNTED TO $12,065,665 OR 2.7% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME ACCRUING SECURITY.

(E)  PURCHASED ON A DELAYED DELIVERY BASIS.

(F)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST-SUBJECT TO PERIODIC
     CHANGE.

(G)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund 13


STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           430,651,082   423,606,912

Cash                                                                    606,711

Receivable for investment securities sold                            12,544,358

Interest receivable                                                   6,583,330

Prepaid expenses                                                         13,362

                                                                    443,354,673
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           294,600

Due to Distributor                                                       15,544

Payable for investment securities purchased                           4,054,178

Payable for shares of Common Stock redeemed                                  42

Accrued expenses                                                        163,228

                                                                      4,527,592
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      438,827,081
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     464,140,953

Accumulated net realized gain (loss) on investments                (18,269,702)

Accumulated net unrealized appreciation (depreciation)
  on investmentst--Note 4                                           (7,044,170)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      438,827,081
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      33,687,373

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.03

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Year Ended February 29, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     31,481,342

EXPENSES:

Management fee--Note 3(a)                                            2,808,786

Shareholder servicing costs--Note 3(b)                               1,405,538

Custodian fees                                                          46,179

Directors' fees and expenses--Note 3(c)                                 42,878

Prospectus and shareholders' reports--Note 3(b)                         39,371

Professional fees                                                       39,001

Registration fees                                                       38,267

Loan commitment fees--Note 2                                             4,216

Miscellaneous                                                           28,637

TOTAL EXPENSES                                                       4,452,873

INVESTMENT INCOME--NET                                              27,028,469
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (18,324,025)

Net unrealized appreciation (depreciation) on investments         (34,848,198)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (53,172,223)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (26,143,754)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended
                                        ----------------------------------------
                                        February 29, 2000    February 28, 1999
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         27,028,469           31,888,308

Net realized gain (loss) on investments      (18,324,025)            9,380,080

Net unrealized appreciation (depreciation)
   on investments                            (34,848,198)          (12,086,075)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (26,143,754)           29,182,313
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (27,197,310)         (31,810,608)

Net realized gain on investments              (4,690,240)         (12,572,013)

TOTAL DIVIDENDS                              (31,887,550)         (44,382,621)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 249,567,796         780,640,827

Dividends reinvested                           22,212,897          31,599,382

Cost of shares redeemed                     (350,134,837)        (875,342,703)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (78,354,144)         (63,102,494)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (136,385,448)         (78,302,802)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           575,212,529          653,515,331

END OF PERIOD                                 438,827,081          575,212,529

Undistributed investment income--net                 --                168,841
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    17,395,556           52,769,098

Shares issued for dividends reinvested          1,623,846            2,136,104

Shares redeemed                              (24,802,975)         (59,140,024)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,783,573)         (4,234,822)

SEE NOTES TO FINANCIAL STATEMENTS.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Fiscal Year Ended February,
                                                                --------------------------------------------------------------------
                                                                 2000           1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.57          14.95          14.53         15.00         14.45

Investment Operations:

Investment income--net                                            .73            .74            .77           .78           .82

Net realized and unrealized
   gain (loss) on investments                                   (1.42)          (.09)           .44          (.21)          .57

Total from Investment Operations                                 (.69)           .65           1.21           .57          1.39

Distributions:

Dividends from investment income--net                            (.73)          (.74)          (.77)         (.78)         (.82)

Dividends from net realized gain
   on investments                                                (.12)          (.29)          (.02)         (.26)         (.02)

Total Distributions                                              (.85)         (1.03)          (.79)        (1.04)         (.84)

Net asset value, end of period                                  13.03          14.57          14.95         14.53         15.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (4.81)          4.47           8.52          4.04          9.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .87            .86            .87           .88           .88

Ratio of net investment income
   to average net assets                                         5.29           5.04           5.23          5.40          5.50

Portfolio Turnover Rate                                         47.10          99.51          91.37        115.62        114.78
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         438,827        575,213        653,515       690,093       867,157

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund 17


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities

18

market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,450 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $12,272,000 available for Federal income tax purposes to be applied against future net securties profits, if any, realized subsequent to February 29, 2000. This amount is calculated based on Federal income

                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1-1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended February 29, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and

20

any affiliate of either of them  (collectively,  "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the fund' s shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended February 29, 2000, the fund was charged $1,029,429 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $248,158 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended February 29, 2000, redemption fees retained by the fund amounted to $26,054.

                                                                     The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $232,776,492 and $352,305,555, respectively.

At February 29, 2000, accumulated net unrealized depreciation on investments was
$7,044,170,   consisting   of  $12,034,309  gross  unrealized  appreciation  and
$19,078,479 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on January 26, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000. In addition, the Board approved amendments to the fund' s Rule 12b-1 Service Plan to provide for all payments under the Plan to be made to Dreyfus Service Corporation. These amendments also took effect on March 22, 2000.

22


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

General Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Bond Fund, Inc. at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              [ERNST & YOUNG LLP SIGNATURE LOGO]


New York, New York

April 3, 2000

                                                                     The Fund 23


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended February 29, 2000:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   --the  fund  hereby  designates  $.1240 per share as a long-term capital gain
distribution    paid    on    July    15,    1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


24

                                                           For More Information

                        General Municipal
                        Bond Fund, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   106AR002